Goldman Sachs Funds

INTERNATIONAL SMALL CAP FUND

[GRAPHIC APPEARS HERE]

Annual Report August 31, 1999


Long-term capital growth potential through a portfolio of smaller capitalization companies located outside of the United States.

                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Market Overview

Dear Shareholder,

During the period under review, the Asian stock market rebounded dramatically following last economic crisis. Japan also posted surprisingly strong returns, while many European countries produced lackluster results.


           . Market Review: Overall, Global Markets Performed Well -- As the reporting period began, a cloud hovering over the world's equity markets was appearing to lift. Concerted action from the G-7, including multiple interest rates cuts by the Federal Reserve Board, began to alleviate fears of a global financial meltdown, after a severe reduction in liquidity in late 1998. The launch of the euro reflected the continued move toward closer monetary unification in Europe. While the Japanese government finally appeared ready to seriously address its structural problems.
                    In most cases, this has led to positive market returns
               around the world. The U.S. stock market has moved forward, despite rising interest rates. In Asia, a dramatic rebound unfolded after last year's currency crisis. Investors who were previously underweight in the region moved to increase their exposure, creating an attractive investment environment. And in Japan, the market has generated very strong returns, due to unexpected gains in the country's domestic economy, and a flood of capital from institutional investors. Europe was relatively disappointing, with the euphoria surrounding the launch of the euro being short lived. European markets were also held back due to the conflict in Bosnia, rising U.S. interest rates and data indicating sluggish production in the region.

           . Market Outlook: Mixed Signals Prevail -- The outlook for Asia as a region has improved, although it is important to note that intra-regional discrepancies still exist. We believe that several countries have "bottomed out" and are now showing signs of recovery following the crises of 1998. On a cautious note, we recognize that a recovery in Asia is very dependent on the continued strength of the U.S. market. Consequently, it will be important to closely monitor all economic data coming out of the U.S. in an effort to determine its impact on the Asian markets.
                    In Japan, for the time being, we remain cautious on the
               market, given the recent rally and the concerns of equity valuations. Based on the current price levels, the market seems to have discounted much of the earnings recovery expected to materialize in late 1999. On a positive note, many companies are in the process of implementing restructuring plans that they announced several months back -- benefits of which could improve earnings.
                    And in Europe, we are positive on the outlook for the
               continental region, as we see signals of sustained consumer and producer confidence improvements, benefits from Asia and Japan restocking inventories, the weaker euro, and continued industrial reorganization and consolidation.

           . Special Note: Reporting Period Change -- The fiscal year-end of your Fund has been changed to August 31. Previously, your Fund had a January 31 fiscal year-end. This will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

               We encourage you to maintain your long term investment program and we look forward to serving your investment needs in the years to come.


               Sincerely,

               /s/ David B. Ford                  /s/ John P. McNulty

               David B. Ford                      John P. McNulty
               Co-Head,                           Co-Head,
               Goldman Sachs Asset Management     Goldman Sachs Asset Management

               September 3, 1999


 .   NOT FDIC INSURED

 .   May Lose Value

 .   No Bank
    Guarantee

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND


Fund Basics

as of August 31, 1999


                             Assets Under Management

                                 $136.0 Million

                               Number of Holdings

                                       136

                                 NASDAQ Symbols

                                 Class A Shares

                                      GISAX

                                 Class B Shares

                                      GISBX

                                 Class C Shares

                                      GISCX

                              Institutional Shares

                                      GISIX

                                 Service Shares

                                      GISSX


----------------------------------------------------------------------------------------------
   Performance Review
----------------------------------------------------------------------------------------------
                                             Fund Total Return                 MSCI
   January 31, 1999-August 31, 1999       (without sales charge)/1/       Small Cap EAFE/2/
----------------------------------------------------------------------------------------------
   Class A                                        24.67%                      19.45%
   Class B                                        24.32                       19.45
   Class C                                        24.32                       19.45
   Institutional                                  25.24                       19.45
   Service                                        24.79                       19.45
----------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

/2/ The unmanaged MSCI EAFE Small Cap Index, incepted 1/15/98, includes 1,502 securities from 23 developed markets with a capitalization range of $200-$800 million and a general regional allocation of 60% Europe, 30% Japan and 10% Asia. Total returns are calculated without dividends reinvested. In addition, investors cannot invest directly in the Index.

---------------------------------------------------------------------------------------------------
   Standardized Total Returns/3/
---------------------------------------------------------------------------------------------------
   For the period ended 6/30/99        Class A     Class B     Class C    Institutional   Service
---------------------------------------------------------------------------------------------------
   Last 6 months                        10.81%      12.02%      15.92%        17.62%       17.31%
   One Year                             11.42       12.58       16.49         18.61        17.87
   Since inception                      12.98       14.99       18.24         19.31        18.58
   (5/1/98)
---------------------------------------------------------------------------------------------------

/3/ The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

----------------------------------------------------------------------------------------------------
   Top 10 Holdings as of 8/31/99
----------------------------------------------------------------------------------------------------
                                         % of Total
   Holding                               Net Assets        Country            Line of Business
----------------------------------------------------------------------------------------------------
   Societe Generale D'Affichage             2.1%           Switzerland        Media

   Rhoen-Klinikum AG                        2.0            Germany            Health

   Banca Populare Commerico e Industria     1.5            Italy              Banks

   Kudelski SA                              1.5            Switzerland        Electrical Equipment

   Lindt & Spruengli AG Class B             1.4            Switzerland        Food & Beverage

   Royal Canin SA                           1.4            France             Grocery

   Charles Vogele Holding AG                1.3            Switzerland        Apparel

   Sumitomo Real Estate                     1.3            Japan              Real Estate

   Falck A/S                                1.2            Denmark            Electrical Equipment

   Hakuto Co.                               1.1            Japan              Electrical Equipment
----------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Performance Overview



Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs International Small Cap Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.



          Performance Review

          Over the seven-month period covered by this report, the Fund's A, B, C, Institutional and Service share classes cumulative total returns, without sales charges, of 24.67%, 24.32%, 24.32%, 25.24% and 24.79%, respectively. All of the share classes outperformed the 19.45% cumulative total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Small Cap Europe, Australasia, Far East Index EAFE.
               The Portfolio's outperformance during the period is primarily attributable to a significant contribution from regional stock selection.

          Portfolio Composition

          The Fund's weightings in each of the three key regions of Japan, Europe and Asia were 26.9%, 52.0% and 7.7%, respectively, as of August 31, 1999. Our objective is to add value more through stock selection within each region than through asset allocation. Having said that, in recent months some of the Fund's best performance has come from Japanese and Asian stocks.

          Portfolio Highlights

      . Kamps AG -- Kamps, a German bakery chain, continued its strong performance with the announcement of two major acquisitions -- one in Germany and one in Holland. Kamps aims to consolidate the German bakery market through an aggressive policy of acquisitions.

      . Rhoen-Klinikum AG -- Rhoen-Klinikum, a German healthcare outsourcer, continued its strong performance, as the underlying market for its services continues to grow. Additionally, the company continues to make smaller acquisitions as it seeks to expand capacity.

      . Funespana -- Funespana is a Spanish funeral services company. The company has performed well for the Fund, and could continue to grow in the future, as it is winning contracts from municipalities.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND


Investment
Process Overview

Company visits form the core of the investment process for the Goldman Sachs International Small Cap Fund.


                                 Company Visits

                                Internal Research

                               Return Expectations

                                 Stock Selection


                                    Portfolio

                                  Construction


                   .   Stock, Industry & Country Views Relative to Benchmark


                                Portfolio Review
                                   & Analysis


                   .   Performance Measurement & Attribution

                   .   Risk Management

                   .   Currency Management


          Key New Acquisitions

   . Banca Populare Commerico e Industria (BPCI) -- BPCI, an Italian regional bank, was added to the portfolio in May. We believe the company is very well positioned to benefit from the growth in asset management and other commission-based services in Northern Italy. Additionally, BPCI has pursued a very aggressive on-line banking strategy and has gained a clear competitive advantage.

   . Sogecable SA -- Sogecable, the dominant private provider of cable television in Spain, was acquired in July. Sogecable has won the television rights to highly valued content such as Spanish football and U.S. feature films. As such, we believe the company is strongly positioned to capitalize on the growth of pay television in Europe.


          Portfolio Outlook

          We remain positive on the long-term potential for the Fund. Our strategy is driven by bottom-up stock selection and seeks to identify fast growing companies at attractive valuations. We focus on companies that are either benefiting from a structural change within their market, or operating in a particularly attractive market niche. We believe that the strong growth rates for the companies in the Fund relative to other growth stocks bodes well for providing attractive return opportunities for investors.

          We thank you for your investment and look forward to your continued confidence.


          Goldman Sachs International Small Cap Equity Investment Team


          London
          September 3, 1999

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

The Goldman Sachs Advantage


Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


          Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


          What Sets Goldman Sachs Funds Apart?

                                        1
                           ---------------------------
                           Resources and Relationships
                           ---------------------------

               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                        2
                           ---------------------------
                                In-Depth Research
                           ---------------------------

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                        3
                           ---------------------------
                                 Risk Management
                           ---------------------------

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


          To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Performance Summary
August 31, 1999
 The following graph shows the value as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% for Class A and a maxi-mum contingent deferred sales charges of 5.0% declining to 0% after six years for Class B and 1% if redeemed within twelve months for Class C and at NAV for the Institutional and Service Classes) on May 1, 1998 (commencement of operations) in Goldman Sachs International Small Cap Fund. For comparative purposes, the performance of the Fund's benchmarks (Morgan Stanley Capital International EAFE Small Cap Index unhedged ("MSCI Small Cap EAFE")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 International Small Cap Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to August 31, 1999

                           [LINE GRAPH APPEARS HERE]

          MSCI Small                              Institutional
           Cap EAFE   Class A  Class B  Class C       Class       Service Class
5/1/98      10,000     9,450   10,000   10,000       10,000          10,000
May-98      10,033     9,830   10,400   10,400       10,400          10,400
Jun-98       9,634     9,783   10,350   10,350       10,360          10,350
Jul-98       9,502    10,038   10,620   10,620       10,630          10,620
Aug-98       8,237     8,856    9,370    9,370        9,400           9,370
Sep-98       7,858     8,384    8,870    8,870        8,900           8,870
Oct-98       8,488     9,008    9,520    9,520        9,560           9,530
Nov-98       8,893     9,348    9,880    9,880        9,930           9,890
Dec-98       8,927     9,830   10,400   10,400       10,447          10,400
Jan-99       8,815    10,038   10,610   10,610       10,667          10,610
Feb-99       8,704     9,981   10,550   10,550       10,617          10,550
Mar-99       9,175    10,302   10,880   10,880       10,967          10,890
Apr-99       9,857    10,822   11,430   11,430       11,527          11,440
May-99       9,499    10,473   11,050   11,050       11,157          11,080
Jun-99      10,004    11,531   12,170   12,160       12,288          12,200
Jul-99      10,310    12,070   12,730   12,730       12,879          12,770
Aug-99      10,528    12,514   12,790   13,190       13,360          13,240


  Average Annual Total Return through
  August 31, 1999(a)                    Since Inception One Year Seven Months
  Class A
  Excluding sales charges                   23.36%       41.30%     24.67%
  Including sales charges                   18.26%       33.47%     17.79%
 ----------------------------------------------------------------------------
  Class B
  Excluding contingent deferred sales
  charges                                   23.01%       40.77%     24.32%
  Including contingent deferred sales
  charges                                   20.21%       35.77%     19.32%
 ----------------------------------------------------------------------------
  Class C
  Excluding contingent deferred sales
  charges                                   23.01%       40.77%     24.32%
  Including contingent deferred sales
  charges                                   23.01%       39.77%     23.32%
 ----------------------------------------------------------------------------
  Institutional Class                       24.19%       42.12%     25.24%
 ----------------------------------------------------------------------------
  Service Class                             23.36%       41.30%     24.79%
 ----------------------------------------------------------------------------

 (a) Commencement date of operations was May 1, 1998 for all classes.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Investments
August 31, 1999

  Shares    Description                                                 Value
 Common Stocks - 84.1%
  Australia - 1.6%
     61,300 AAPT Ltd.* (Telecommunications)                        $   189,017
     43,472 Cochlear Ltd. (Drugs)                                      450,701
     66,500 Fairfax (John) Holdings Ltd. (Publishing)                  193,164
     35,000 Macquarie Bank Ltd. (Banks)                                466,990
    131,600 North Ltd.* (Mining)                                       290,686
     51,200 Tab Corp. Holdings Ltd. (Entertainment)                    349,741
     91,500 Village Roadshow Ltd. (Entertainment)                      176,409
                                                                   -----------
                                                                     2,116,708
 -----------------------------------------------------------------------------
  Britain - 6.2%
  1,375,000 Belgo Group (Grocery)                                      154,847
     88,000 Capita Group PLC (Construction)                            981,111
    184,000 Cattles PLC (Financial Services)                         1,019,787
    125,000 F.I. Group (Computer Software)                             723,960
    103,400 Future Network PLC* (Media)                                781,845
     89,611 Jarvis PLC (Construction)                                  425,291
    174,785 Mayflower Corp. PLC (Auto)                                 719,857
     72,500 Nestor Healthcare Group PLC (Health)                       601,852
     30,346 PizzaExpress PLC (Restaurants)                             361,395
     52,800 Serco Group (Business Services)                          1,274,170
    400,000 TBI (Financial Services)                                   604,909
     62,356 The Berkeley Group PLC (Construction)                      788,001
                                                                   -----------
                                                                     8,437,025
 -----------------------------------------------------------------------------
  China - 0.4%
    562,000 Legend Holdings (Electrical Equipment)                     542,827
 -----------------------------------------------------------------------------
  Denmark - 4.8%
     20,268 Bang & Olufsen Holding A/S Series B (Entertainment)      1,192,710
     12,103 Coloplast Class B (Medical Products)                     1,212,846
     18,654 Falck A/S (Electrical Equipment)                         1,696,975
     26,961 ISS International Service System Series B* (Business
            Services)                                                1,486,933
     16,424 Sondagsavisen A/S (Publishing)                             867,681
                                                                   -----------
                                                                     6,457,145
 -----------------------------------------------------------------------------
  Finland - 2.3%
      6,966 Helsingin Puhelin Oyj (Utilities)                          324,235
     30,220 Nokian Renkaat Oyj (Auto)                                1,035,770
     85,295 Rapala Normark Corp.* (Specialty Retail)                   604,536
     35,855 Tieto Corp. (Business Services)                          1,213,735
                                                                   -----------
                                                                     3,178,276
 -----------------------------------------------------------------------------
  France - 7.9%
      7,500 ALTEN* (Business Services)                                 618,842
      5,500 Altran Technologies (Business Services)                  1,502,834
      5,000 Cerg Finance (Computer Software)                           513,057
     22,145 Entrelec Groupe SA (Electrical Utilities)                  994,437
     16,146 Etam (Specialty Retail)                                    785,682
      6,327 FI System* (Business Services)                             501,976

  Shares    Description                                                 Value
 Common Stocks - (continued)
  France - (continued)
     12,306 GFI Informatique (Business Services)                   $   909,951
     15,912 IPSOS* (Media)                                             729,689
     11,625 Laurent-Perrier* (Alcohol)                                 442,095
     14,310 Leon de Bruxelles SA (Restaurants)                         595,825
     29,809 Royal Canin SA (Grocery)                                 1,876,239
      4,215 Serp Recyclage SA* (Environmental Services)                579,649
      5,354 Unibail (Real Estate)                                      739,116
                                                                   -----------
                                                                    10,789,392
 -----------------------------------------------------------------------------
  Germany - 4.0%
      8,986 Allbecon AG (Business Services)                            556,091
      1,165 Bien-Haus AG (Construction)                                208,275
     11,944 Dis Deutscher Industrie (Business Services)                732,827
      7,962 Intershop Communications AG* (Computer Software)           714,236
     18,933 Kamps AG (Food & Beverage)                               1,049,481
     32,535 NSE Software AG* (Computer Software)                       636,717
      6,590 Rhoen-Klinikum AG (Health)                                 773,806
      4,938 Tecis Holding AG* (Financial Services)                     156,188
      6,519 Wanderer-Werke AG* (Multi-Industrial)                      596,515
                                                                   -----------
                                                                     5,424,136
 -----------------------------------------------------------------------------
  Hong Kong - 3.5%
    950,000 Cafe De Coral Holdings (Restaurants)                       449,619
    165,200 Dah Sing Financial Holdings (Banks)                        657,404
    459,000 Dickson Concepts International Ltd. (Specialty
            Retail)                                                    425,607
    686,000 Esprit Holdings (Multi-Industrial)                         543,330
  1,074,000 First Tractor Co. (Machinery)                              221,304
    758,000 Giordano International Ltd. (Specialty Retail)             702,855
    680,000 Hengan International Group Co. Ltd.* (Health)              251,774
    725,600 HKR International Ltd. (Real Estate)                       560,677
    280,000 Hong Kong Construction Holdings Ltd.* (Construction)       137,027
  1,130,000 JCG Holdings Ltd. (Financial Services)                     734,910
                                                                   -----------
                                                                     4,684,507
 -----------------------------------------------------------------------------
  Ireland - 0.5%
    240,000 Kingspan Group PLC (Construction)                          698,181
 -----------------------------------------------------------------------------
  Italy - 5.3%
     80,000 Banca Popolare Commercio e Industria Ordinary Shares
            (Banks)                                                  1,926,979
      3,566 Banca Popolare Commercio e Industria New Shares*
            (Banks)                                                     85,631
    125,000 Banca Popolare di Milano BPM (Banks)                       907,106
    121,404 Brembo SpA* (Auto)                                       1,483,334
    100,000 Gruppo Buffetti (Restaurants)                              751,073
    144,250 Gruppo Coin SpA* (Department Store)                      1,254,329
    128,563 Simint SpA (Apparel)                                       844,562
                                                                   -----------
                                                                     7,253,014
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

  Shares  Description                                                 Value
 Common Stocks - (continued)
  Japan - 26.9%
   18,000 Able, Inc.* (Real Estate)                              $ 1,198,518
   30,000 Aderans Co. Ltd. (Specialty Retail)                      1,349,979
   17,400 Aiphone Co. (Electrical Equipment)                         265,770
   15,000 Citizen Electronic (Electrical Equipment)                1,193,579
  199,000 Daiwa Electronics (Consumer Durables)                      768,080
    7,500 Fuji Seal (Heavy Machinery)                              1,022,088
   87,000 Fujitec Co. Ltd. (Construction)                            911,099
    4,500 Funai Electric Co. Ltd. (Electrical Equipment)           1,298,532
   55,000 Hakuto Co. (Electrical Equipment)                        1,549,367
  170,000 Hitachi Powdered Metals (Mining)                         1,114,831
   67,000 Inaba Denkisangyo (Electrical Equipment)                 1,133,672
   52,000 Iuchi Seieido Co. (Electrical Equipment)                 1,521,928
   50,000 Japan Business Computer Co. Ltd. (Computer Software)     1,189,006
   57,400 Japan CBM Corp. (Electrical Equipment)                   1,107,733
  141,000 Kato Sangyo Co. Ltd. (Food & Beverage)                   1,031,692
   81,000 Kawasumi Labs, Inc. (Chemicals)                          1,252,024
   18,000 Koekisha Co. Ltd. (Medical Providers)                      559,747
   48,500 Komeri Co. Ltd. (Home Products)                          1,525,952
   20,000 Meitec Corp. (Business Services)                           713,404
   50,000 Ministop Co. Ltd. (Specialty Retail)                     1,440,527
   31,000 Mirai Industry Co. Ltd. (Multi-Industrial)                 499,017
   16,900 Misumi Corp. (Industrial Parts)                          1,095,907
    1,300 Nichii Gakkan Co. (Business Services)                      201,180
   58,000 Nippon Kanzai Co. (Business Services)                    1,469,429
   82,000 Ogura Clutch Co. Ltd. (Auto)                             1,177,482
   20,000 People Co. Ltd. (Health)                                 1,093,886
   15,300 Riso Kagaku Corp. (Specialty Retail)                       825,628
   24,000 Rock Field Co. Ltd. (Grocery)                            1,404,857
   50,000 Sato Corp. (Machinery)                                   1,280,468
   44,500 Sumitomo Real Estate (Real Estate)                       1,786,756
    9,000 Taiyo Ink Manufacturing Co. (Chemicals)                  1,012,485
      500 Toyo Kohan Co. Ltd. (Steel)                                  1,943
   68,800 Trusco Nakayama (Wholesale)                              1,025,692
       63 Yoshinoya D&C Co. Ltd. (Restaurants)                     1,498,148
                                                                 -----------
                                                                  36,520,406
 ---------------------------------------------------------------------------
  Norway - 0.7%
   40,542 Schibsted ASA (Media)                                      414,090
   16,514 Tomra Systems ASA (Machinery)                              580,863
                                                                 -----------
                                                                     994,953
 ---------------------------------------------------------------------------
  Portugal - 0.5%
   88,042 Seguros Imperio (Insurance)                                629,594
 ---------------------------------------------------------------------------
  Singapore - 2.0%
  116,000 Datacraft Asia Ltd. (Telecommunications)                   447,760
  231,000 First Capital Corp. Ltd. (Real Estate)                     321,081
  436,000 GES International Ltd. (Computer Hardware)                 437,684
  115,000 Marco Polo Development Ltd. (Real Estate)                  172,141

  Shares  Description                                                 Value
 Common Stocks - (continued)
  Singapore - (continued)
   50,000 Natsteel Electronics Ltd. (Electrical Equipment)      $    249,480
  110,000 Venture Manufacturing Ltd. (Electrical Equipment)        1,051,975
                                                                ------------
                                                                   2,680,121
 ---------------------------------------------------------------------------
  Spain - 5.4%
   89,760 Azkoyen SA* (Consumer Durables)                          1,120,440
   20,749 Banco Pastor (Banks)                                       976,745
   17,310 Baron de Ley SA* (Alcohol)                                 657,378
   49,700 Funespana (Medical Providers)                            1,232,361
   47,500 Sogecable SA* (Broadcasting)                             1,295,390
   42,600 Telefonica Publicidad e Informacion SA*
          (Publishing)                                               977,897
  212,384 TelePizza SA* (Restaurants)                              1,112,118
                                                                ------------
                                                                   7,372,329
 ---------------------------------------------------------------------------
  Sweden - 3.1%
  135,900 Europolitan Holdings AB (Telecommunications)             1,271,019
   54,677 Getinge Industrier AB Class B (Medical Products)           760,417
   10,800 Icon Medialab International AB* (Business Services)        755,593
   35,894 Iro AB (Machinery)                                         355,321
   26,035 Sifo Group AB Series B (Business Services)                 154,952
  239,035 Swedish Match AB (Tobacco)                                 966,825
                                                                ------------
                                                                   4,264,127
 ---------------------------------------------------------------------------
  Switzerland - 9.0%
      728 Bachem AB Class B (Chemicals)                            1,010,643
    2,642 Belimo Holding AG (Construction)                           890,739
   10,465 Charles Voegele Holding AG* (Apparel)                    1,826,377
    1,168 Komax Group AG (Machinery)                                 652,449
      535 Kudelski SA* (Electrical Equipment)                      2,003,553
      750 Lindt & Spruengli AG Class B (Food & Beverage)           1,946,024
    2,390 Selecta Group (Food & Beverage)                          1,056,991
    4,970 Societe Generale D'Affichage (Media)                     2,907,681
                                                                ------------
                                                                  12,294,457
 ---------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $95,026,851)                                            $114,337,198
 ---------------------------------------------------------------------------
 Preferred Stocks - 2.5%
  Australia - 0.2%
  308,500 Star City Holdings (Entertainment)                    $    295,420
 ---------------------------------------------------------------------------
  Germany - 2.3%
      439 Porsche AG (Auto)                                        1,107,584
   15,700 Rhoen-Klinikum AG Non-Voting (Health)                    1,943,164
                                                                ------------
                                                                   3,050,748
 ---------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $2,806,193)                                             $  3,346,168
 ---------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Investments (continued)
August 31, 1999

  Principal   Interest    Maturity
  Amount        Rate        Date          Value
 Short-Term Obligation - 12.9%
  State Street Bank & Trust Euro-
  Time Deposit
  $17,603,000   5.50%    09/01/1999 $ 17,603,000
 -----------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $17,603,000)                $ 17,603,000
 -----------------------------------------------
  TOTAL INVESTMENTS
  (Cost $115,436,044)               $135,286,366
 -----------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                           As a % of
                                    total net assets
  Common and Preferred Stock Industry Classi-
  fications
  Alcohol                                        0.8%
  Apparel                                        2.0
  Auto                                           4.1
  Banks                                          3.7
  Broadcasting                                   1.0
  Business Services                              8.9
  Chemicals                                      2.4
  Computer Hardware                              0.3
  Computer Software                              2.8
  Construction                                   3.7
  Consumer Durables                              1.4
  Department Store                               0.9
  Drugs                                          0.3
  Electrical Equipment                          10.0
  Electrical Utilities                           0.7
  Entertainment                                  1.5
  Environmental Services                         0.4
  Financial Services                             1.9
  Food & Beverage                                3.7
  Grocery                                        2.5
  Health                                         3.4
  Heavy Machinery                                0.8
  Home Products                                  1.1
  Industrial Parts                               0.8
  Insurance                                      0.5
  Machinery                                      2.3
  Media                                          3.6
  Medical Products                               1.5
  Medical Providers                              1.3
  Mining                                         1.0
  Multi-Industrial                               1.2
  Publishing                                     1.5
  Real Estate                                    3.5
  Restaurants                                    3.5
  Specialty Retail                               4.5
  Steel                                          0.0
  Telecommunications                             1.4
  Tobacco                                        0.7
  Utilities                                      0.2
  Wholesale                                      0.8
 ----------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK              86.6%
 ----------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $115,436,044)                                                    $135,286,366
  Cash, at value                                                        849,190
  Receivables:
  Investment securities sold, at value                                1,123,139
  Dividends and interest, at value                                       67,375
  Fund shares sold                                                      436,859
  Variation margin(a)                                                   318,162
  Reimbursement from investment adviser                                  45,452
  Deferred organization expenses, net                                    11,394
  Other assets, at value                                                 47,759
 ------------------------------------------------------------------------------
  Total assets                                                      138,185,696
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                           2,000,858
  Fund shares repurchased                                                24,340
  Amounts owed to affiliates                                            153,194
  Accrued expenses and other liabilities, at value                       53,748
 ------------------------------------------------------------------------------
  Total liabilities                                                   2,232,140
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                   112,525,738
  Accumulated net realized gain from investment, futures and
  foreign currency related transactions                               3,553,389
  Net unrealized gain on investments, futures and translation
  of assets and liabilities denominated in foreign currencies        19,874,429
 ------------------------------------------------------------------------------
  NET ASSETS                                                       $135,953,556
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share(a)
  Class A                                                                $13.24
  Class B                                                                $13.19
  Class C                                                                $13.19
  Institutional                                                          $13.35
  Service                                                                $13.24
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                             5,245,931
  Class B                                                                22,961
  Class C                                                                31,736
  Institutional                                                       4,927,802
  Service                                                                   161
 ------------------------------------------------------------------------------
  Total shares of beneficial interest outstanding, $.001 par
  value (unlimited number of shares authorized)                      10,228,591
 ------------------------------------------------------------------------------

 (a) Includes approximately $241,000 relating to initial margin requirements for futures transactions.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $14.01. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                    $   574,017
  Interest                                                            106,276
 -----------------------------------------------------------------------------
  Total income                                                        680,293
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                     598,694
  Custodian fees                                                      121,972
  Distribution and service fees(b)                                    118,084
  Registration fees                                                    60,428
  Transfer agent fees(c)                                               55,015
  Professional fees                                                    36,828
  Trustee fees                                                          6,074
  Amortization of deferred organization expenses                        1,497
  Service share fees                                                        5
  Other                                                                38,258
 -----------------------------------------------------------------------------
  Total expenses                                                    1,036,855
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (183,234)
 -----------------------------------------------------------------------------
  Net expenses                                                        853,621
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (173,328)
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                           3,763,753
  Futures transactions                                                (59,630)
  Foreign currency related transactions                               (43,302)
  Net change in unrealized gain (loss) on:
  Investments                                                      17,331,142
  Futures                                                              27,792
  Translation of assets and liabilities denominated in foreign
  currencies                                                          (42,019)
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency related transactions                            20,977,736
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $20,804,408
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $76,617.
 (b) Class A, Class B and Class C had distribution and service fees of $115,648, $1,354 and $1,082, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $43,945, $257, $206, $10,606 and $1, respectively.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statements of Changes in Net Assets

                                              For the
                                            Seven-Month          For the
                                           Period Ended       Period Ended
                                          August 31, 1999  January 31, 1999(a)
  From operations:
  Net investment loss                        $   (173,328)        $   (147,894)
  Net realized gain from investment,
  futures and foreign currency related
  transactions                                  3,660,821              232,160
  Net change in unrealized gain on
  investments, futures and translation
  of assets and liabilities denominated
  in foreign currencies                        17,316,915            2,557,514
 ------------------------------------------------------------------------------
  Net increase in net assets resulting
  from operations                              20,804,408            2,641,780
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  In excess of net investment income
   Class A shares                                      --                   --
   Class B shares                                      --                   --
   Class C shares                                      --                   --
   Institutional shares                            (3,921)             (21,659)
   Service shares                                      --                   --
 ------------------------------------------------------------------------------
  Total distributions to shareholders              (3,921)             (21,659)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                58,890,454           81,743,079
  Reinvestment of dividends                         2,349                8,522
  Cost of shares repurchased                  (14,124,187)         (13,987,269)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                      44,768,616           67,764,332
 ------------------------------------------------------------------------------
  TOTAL INCREASE                               65,569,103           70,384,453
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                          70,384,453                   --
 ------------------------------------------------------------------------------
  End of period                              $135,953,556         $ 70,384,453
 ------------------------------------------------------------------------------
  Accumulated distributions in excess of
  net investment income                      $         --         $   (106,697)
 ------------------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998 for all share classes.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

                                             Income from
                                      investment operations(a)       Distributions to shareholders
                                      --------------------------- ------------------------------------

                            Net asset                                        In excess
                             value,      Net        Net realized   From net    of net
                            beginning investment   and unrealized investment investment    From net
                            of period    loss          gain         income      loss    realized gains
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $10.62     $(0.03)        $2.65         $--       $  --         $--
  1999 - Class B Shares       10.61      (0.08)(e)      2.66(e)       --          --          --
  1999 - Class C Shares       10.61      (0.08)(e)      2.66(e)       --          --          --
  1999 - Institutional
  Shares                      10.66         --          2.69          --          --          --
  1999 - Service Shares       10.61      (0.02)         2.65          --          --          --

 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced May 1, 1998)     10.00      (0.04)         0.66          --          --          --
  1999 - Class B Shares
  (commenced May 1, 1998)     10.00      (0.10)         0.71          --          --          --
  1999 - Class C Shares
  (commenced May 1, 1998)     10.00      (0.06)         0.67          --          --          --
  1999 - Institutional
  Shares (commenced May 1,
  1998)                       10.00         --          0.67          --       (0.01)         --
  1999 - Service Shares
  (commenced May 1, 1998)     10.00      (0.02)         0.63          --          --          --
 -----------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares methodology.

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

                                                                           Ratios assuming no voluntary waiver
                                                                              of fees or expense limitations
                                                                           -----------------------------------
                                                                Ratio of
                                     Net assets   Ratio of   net investment    Ratio of        Ratio of net
Net increase  Net asset              at end of  net expenses    loss to       expenses to   investment loss to    Portfolio
in net asset  value, end   Total       period    to average   average net     average net      average net        turnover
   value      of period  return(b)   (in 000s)   net assets      assets         assets            assets            rate
   $2.62        $13.24     24.67%(d)  $69,458       2.05%(c)     (0.68)%(c)     2.42%(c)          (1.05)%(c)      58.81%(d)
    2.58         13.19     24.32(d)       303       2.55(c)      (1.16)(c)      2.92(c)           (1.53)(c)       58.81(d)
    2.58         13.19     24.32(d)       419       2.55(c)      (1.21)(c)      2.92(c)           (1.58)(c)       58.81(d)
    2.69         13.35     25.24(d)    65,772       1.40(c)      (0.05)(c)      1.77(c)           (0.42)(c)       58.81(d)
    2.63         13.24     24.79(d)         2       1.90(c)      (0.35)(c)      2.27(c)           (0.72)(c)       58.81(d)
 --------------------------------------------------------------------------------------------------------------------------------
    0.62         10.62      6.20(d)    33,002       2.02(c)      (1.03)(c)      3.60(c)           (2.61)(c)       96.11(d)
    0.61         10.61      6.10(d)       213       2.51(c)      (1.30)(c)      4.09(c)           (2.88)(c)       96.11(d)
    0.61         10.61      6.10(d)       175       2.51(c)      (1.45)(c)      4.09(c)           (3.03)(c)       96.11(d)
    0.66         10.66      6.67(d)    36,992       1.40(c)      (0.19)(c)      2.98(c)           (1.77)(c)       96.11(d)
    0.61         10.61      6.10(d)         2       1.90(c)      (0.26)(c)      3.48(c)           (1.84)(c)       96.11(d)
 --------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs International Small Cap Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Serv-ice.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for a seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded.
 If no sale occurs, securities are valued at the last bid price. Debt securi-ties are valued at prices supplied by independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or ex-tinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

 E. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 G. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 H. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 I. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $115,509,337. Accordingly, the gross unrealized gain on investments was $22,822,821 and the gross unrealized loss on investments was $3,045,792 resulting in a net unrealized gain of $19,777,029.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
August 31, 1999

 J. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .16% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $183,000 for the period ended Au-gust 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $301,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $119,000, $23,000 and $11,000 for management, distribution and service, and transfer agent fees, respectively.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended August 31, 1999, were $78,432,241 and $49,097,556, respectively.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded for financial re-porting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss.
   At August 31, 1999, open futures contracts were open as follows:

                    Number of
         Type     Contracts Long Settlement Month Market Value Unrealized Gain
 -----------------------------------------------------------------------------
  FTSE 100 Index        50        September 1999   $5,015,034      $27,792
 -----------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $2,262 from paid-in-capital to accumulated undistributed net investment income and $281,684 from accumulated net realized gain from investment, futures and for-eign currency related transactions to accumulated undistributed net invest-ment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax ba-sis.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
August 31, 1999

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the:

                                 Seven-Month             Nine-Month
                                Period Ended            Period Ended
                               August 31, 1999       January 31, 1999(a)
                            ----------------------  ----------------------
                               Shares      Dollars     Shares      Dollars
 --------------------------------------------------------------------------
 Class A Shares
 Shares sold                2,607,810  $32,403,673  3,789,828  $39,461,070
 Shares repurchased          (470,755)  (5,480,465)  (680,952)  (6,496,553)
                                 ------------------------------------------
                            2,137,055   26,923,208  3,108,876   32,964,517
 --------------------------------------------------------------------------
 Class B Shares
 Shares sold                    6,837       79,235     24,738      250,752
 Shares repurchased            (3,975)     (41,451)    (4,639)     (43,306)
                                 ------------------------------------------
                                2,862       37,784     20,099      207,446
 --------------------------------------------------------------------------
 Class C Shares
 Shares sold                   21,336      268,279     19,740      196,453
 Shares repurchased            (6,059)     (68,915)    (3,281)     (32,610)
                                 ------------------------------------------
                               15,277      199,364     16,459      163,843
 --------------------------------------------------------------------------
 Institutional Shares
 Shares sold                2,231,140   26,139,267  4,172,165   41,833,210
 Reinvestment of dividends        183        2,349        851        8,522
 Shares repurchased          (773,017)  (8,533,356)  (703,520)  (7,414,800)
                                 ------------------------------------------
                            1,458,306   17,608,260  3,469,496   34,426,932
 --------------------------------------------------------------------------
 Service Shares
 Shares sold                      --           --         161        1,594
                                 ------------------------------------------
                                  --           --         161        1,594
 --------------------------------------------------------------------------
 NET INCREASE               3,613,500  $44,768,616  6,615,091  $67,764,332
 --------------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998 for all share classes.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
 8. OTHER MATTERS

 As of August 31, 1999 the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio were the beneficial owners of approximately 7% and 6% of the outstanding shares of the Fund, respectively.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust--Interna-tional Small Cap Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs International Small Cap Fund, one of the portfolios constitut-ing Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs International Small Cap Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs
International Small Cap Fund



          An Investment Idea for the Long Term

          History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

          Goldman Sachs International SmallCap Fund provides investors access to the benefits associated with international investing. The Fund seeks long-term capital growth, primarily through equity securities of smaller capitalization companies located outside of the United States.

          Target Your Needs

          The Goldman Sachs International Small Cap Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------
          Goldman Sachs Funds

          Goldman Sachs Funds offers more
          than 30 investment options for
          global diversification across
          borders, investment styles, asset
          classes and security capitalizations.


                            [GRAPHIC APPEARS HERE]


          For More Information

          To learn more about the Goldman Sachs International Small Cap Fund and other Goldman Sachs Funds, call your investment professional today.


          * The exchange privilege is subject to termination and its terms are subject to change.

--------------------------------------------------------------------------------
GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
--------------------------------------------------------------------------------

TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Adrien E. Deberghes, Jr., Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Amy E. Belanger, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds





This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell the securities it holds without a substantial drop in price, if at all.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
October 15, 1999

                                                      INTLSMCAPAR / 6.5K / 10-99